Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of September 15, 2023 (this “Amendment”), among MSG NATIONAL PROPERTIES, LLC, a Delaware limited liability company (the “Company”), the GUARANTORS party hereto (the “Guarantors”), the THIRD AMENDMENT REVOLVING CREDIT LENDER (as defined below) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).

WHEREAS, reference is made to the Credit Agreement dated as of June 30, 2022 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Company, the Guarantors party thereto, the Lenders and L/C Issuers party thereto and the Administrative Agent;

WHEREAS, subject to the terms and conditions of the Existing Credit Agreement and pursuant to Section 2.15 thereof, the Company has requested that Wells Fargo Bank, National Association (the “Third Amendment Revolving Credit Lender”) provide an increase in the Revolving Credit Commitments (the “Third Amendment Incremental Revolving Credit Commitment”) in an amount equal to $50,000,000;

WHEREAS, the Third Amendment Revolving Credit Lender has agreed to provide the Third Amendment Incremental Revolving Credit Commitment effective as of the Effective Date (as defined below), upon the terms and subject to the conditions set forth herein and in the Amended Credit Agreement;

WHEREAS, this Amendment constitutes an Incremental Revolving Credit Supplement under Section 2.15(b) of the Existing Credit Agreement;

WHEREAS, JPMorgan Chase Bank, N.A. is acting as the sole lead arranger and the sole bookrunner in respect of the Third Amendment Incremental Revolving Credit Commitment;

WHEREAS, the Company, the Guarantors, the Administrative Agent and the Third Amendment Revolving Credit Lender are willing to agree to this Amendment; and

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Third Amendment Incremental Revolving Credit Commitment.

(a) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, the Third Amendment Revolving Credit Lender hereby agrees that it shall have the Third Amendment Incremental Revolving Credit Commitment on and as of the Effective Date in an amount equal to the amount set forth opposite its name under the heading “Commitment” on Schedule I attached hereto.

(b) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Effective Date, for all purposes of the Loan Documents, (i) the Third Amendment Incremental Revolving Credit Commitment and the Revolving Credit Loans and other extensions of credit thereunder shall be deemed to be part of the “Initial Revolving Credit Facility”, (ii) the Third Amendment Incremental Revolving Credit Commitment shall constitute “Revolving Credit Commitments” and “Commitments” under the Amended Credit Agreement and (iii) each Revolving Credit Loan in respect of the Third Amendment Incremental Revolving Credit Commitment shall constitute a “Revolving Credit Loan” and a “Loan” under the Amended Credit Agreement. The Third Amendment Revolving Credit Lender acknowledges and agrees that, on and as of the Effective Date, it shall become a “Lender” and a “Revolving Credit Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. For the avoidance of doubt, the Third Amendment Incremental Revolving Credit Commitment and the Revolving Credit Loans in respect thereof shall be part of the same Class as the Initial Revolving Credit Facility, the Revolving Credit Commitments and the Initial Revolving Credit Loans under the Existing Credit Agreement in effect immediately prior to the Effective Date.

(c) Effective as of the Effective Date, each Lender that is a Revolving Credit Lender immediately prior to giving effect to this Amendment (each, an “Existing Lender”) will automatically and without further act be deemed to have assigned to the Third Amendment Revolving Credit Lender, and the Third Amendment Revolving Credit Lender will automatically and without further act be deemed to have assumed from such Existing Lender, (i) a portion of such Existing Lender’s interests in the Revolving Credit Loans outstanding on the Effective Date under the Existing Credit Agreement such that, after giving effect to such deemed assignments and assumptions, such Revolving Credit Loans will be held by the Existing Lenders and the Third Amendment Revolving Credit Lender ratably in accordance with their respective Applicable Percentages in respect of the Revolving Credit Commitments (determined after giving effect to this Amendment and including the Third Amendment Incremental Revolving Credit Commitment) as set forth under the heading “Revolving Credit Commitment” on Schedule I attached hereto and (ii) a portion of such Existing Lender’s participations in outstanding Letters of Credit under the Existing Credit Agreement such that, after giving effect to such deemed assignments and assumptions, all of the Revolving Credit Lenders’ (including the Third Amendment Revolving Credit Lender) participations in Letters of Credit under the Amended Credit Agreement will be held ratably in accordance with their respective Applicable Percentages in respect of the Revolving Credit Commitments (determined after giving effect to this Amendment and including the Third Amendment Incremental Revolving Credit Commitment) as set forth under the heading “Revolving Credit Commitment” on Schedule I attached hereto. It is understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements of the Existing Credit Agreement shall not apply to such reallocation.

(d) On the Effective Date, the Company shall pay to the Administrative Agent, for the ratable account of the Existing Lenders, all accrued and unpaid interest, if any, in respect of the Revolving Credit Loans to, but not including, the Effective Date and all other amounts accrued and unpaid or otherwise owed in respect of the Revolving Credit Facility under the Existing Credit Agreement.

(e) To the extent its consent is required under Section 2.15(d) of the Existing Credit Agreement, the Administrative Agent hereby consents to the provision of the Third Amendment Incremental Revolving Credit Commitment by the Third Amendment Revolving Credit Lender.

Section 2. Amendments to the Existing Credit Agreement. Each of the parties hereto agrees that, effective on the Effective Date, the Existing Credit Agreement shall be amended to replace in its entirety Schedule 2.01 of the Existing Credit Agreement with Schedule I attached hereto.

Section 3. Representations and Warranties. Each of the Company and the Guarantors represents and warrants that as of the Effective Date:

(a) This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligations of such Loan Party, enforceable in accordance with its terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

(b) After giving effect to this Amendment, the representations and warranties of such Loan Party set forth in Article VI of the Amended Credit Agreement and each other Loan Document, or which are contained in any document furnished in connection herewith, are true and correct, in all material respects, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct in all respects after giving effect to this Amendment or on such earlier date, as the case may be (after giving effect to such qualification); provided, further, that the representations and warranties in Section 6.04(a)(i) and (ii) of the Existing Credit Agreement, respectively, shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(a) or (b) of the Existing Credit Agreement, respectively.

(c) After giving effect to this Amendment and the establishment of the Third Amendment Incremental Revolving Credit Commitment, no Default or Event of Default has occurred and is continuing and the Company is in pro forma compliance with the Financial Covenants.

Section 4. Conditions to Effectiveness.

This Amendment shall become effective on the first date (the “Effective Date”) on which the following conditions are satisfied:

(a) The Administrative Agent (or its counsel) shall have received executed counterparts of this Amendment by (i) the Company, (ii) each of the Guarantors, (iii) the Administrative Agent and (iv) the Third Amendment Revolving Credit Lender.

(b) The Administrative Agent shall have received a copy of a certificate of the Secretary of State of the jurisdiction of organization of each Loan Party (except with respect to an entity of the type for which good standing certificates are not provided by the Secretary of State in the jurisdiction in which it is formed), dated on or about the Effective Date certifying (i) as to a true and correct copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party and each amendment thereto on file in such Secretary of State’s office and (ii) that (A) such amendments are the only amendments to such Loan Party’s charter, certificate of limited partnership, limited liability company agreement or other organizational document on file in such Secretary of State’s office, (B) such Loan Party has paid all franchise taxes due and payable to the date of such certificate and (C) such Loan Party is duly organized or formed and in good standing or presently subsisting (or the equivalent thereof) under the laws of the State of the jurisdiction of its organization.

(c) The Administrative Agent shall have received certified copies of all necessary corporate action taken by each of the Company and the Loan Parties to authorize the execution, delivery and performance of this Amendment.

(d) The Administrative Agent shall have received a certificate of each Loan Party signed by its Secretary or Assistant Secretary, dated as of the Effective Date, certifying as to (i) the absence of any amendments to the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party since the date of the Secretary of State’s (or local equivalent’s) certificate referred to in Section 4(b), (ii) a true and correct copy of the organizational documents of such Loan Party as in effect on the date on which the resolutions or other proof of actions referred to in Section 4(c) were adopted and on the Effective Date, (iii) the due organization and good standing or valid existence of such Loan Party organized under the laws of the jurisdiction of its organization and the absence of any proceeding for the dissolution or liquidation of such Loan Party and (iv) the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and the other documents to be delivered hereunder to which it is a party.

(e) The Administrative Agent and the Third Amendment Revolving Credit Lender shall have received the favorable opinion of Sullivan & Cromwell LLP, counsel to the Loan Parties and covering such other matters as the Administrative Agent or counsel to the Administrative Agent may reasonably request (and for purposes of such opinions such counsel may rely upon opinions of counsel in other jurisdictions, provided that such other counsel are reasonably satisfactory to counsel to the Administrative Agent and such other opinions state that the Third Amendment Revolving Credit Lender is entitled to rely thereon).

(f) The Administrative Agent shall have received a certificate in form and substance reasonably satisfactory to the Administrative Agent attesting to the Solvency of the Company and the Restricted Subsidiaries (taken as a whole) on the Effective Date and after giving effect to this Amendment, from a Responsible Officer of the Company.

(g) The Administrative Agent shall have received a certificate from the Company confirming the accuracy on the Effective Date of the representations and warranties set forth in Section 3(b) and Section 3(c).

(h) (i) The Administrative Agent and the Third Amendment Revolving Credit Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and such other documents, filings, instruments and papers relating to the documents referred to herein and the transactions contemplated hereby as the Third Amendment Revolving Credit Lender or the Administrative Agent shall reasonably require and (ii) to the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Third Amendment Revolving Credit Lender shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by the Third Amendment Revolving Credit Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied), in each case at least three Business Days prior to the Effective Date to the extent the request for such documentation, Beneficial Ownership Certification or other information was made at least five Business Days prior to the Effective Date.

(i) The Administrative Agent shall have received (i) calculations demonstrating pro forma compliance with the Financial Covenants (after giving effect to this Amendment and the establishment of the Third Amendment Incremental Revolving Credit Commitment) and (ii) a certificate from the Company confirming that the amount of the Third Amendment Incremental Revolving Credit Commitment is permitted under the “Incremental Facility Limit” definition set forth in the Existing Credit Agreement.

(j) The Administrative Agent shall have received a certificate from an officer of the Company stating that true and correct copies of the Arena License Agreements have been made available to the Administrative Agent (including all amendments and other modifications thereto as of the date of the certificate) and that no such agreements have been terminated.

(k) The Company shall have paid, to the extent invoiced, all fees, costs, expenses, and reimbursable amounts, required to be paid or reimbursed by it pursuant to this Amendment or the Existing Credit Agreement, including the reasonable and documented fees, disbursements and other charges of external counsel for the Administrative Agent required to be paid or reimbursed by the Company pursuant to this Amendment or the Existing Credit Agreement (including pursuant to Section 6 below), on or prior to the Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date and such notice shall be conclusive and binding.

Section 5. Reaffirmation of Obligations.

Each of the Company and the other Loan Parties party hereto as a “Guarantor” hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of the Obligations (after giving effect to this Amendment) and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations (after giving effect to this Amendment), all as provided in the Collateral Documents as originally executed (and giving effect to this Amendment), and acknowledges and agrees that such guarantee, pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents (after giving effect to this Amendment). Neither this Amendment nor the effectiveness of the Amended Credit Agreement nor the transactions contemplated hereby or thereby discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests existing immediately prior to the Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing contained herein or in the Amended Credit Agreement shall be construed as a novation or a termination of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as expressly set forth herein or as modified hereby (including by the Amended Credit Agreement).

Section 6. Fees and Expenses.

The Company agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case, in accordance with, and subject to, Section 10.04 of the Existing Credit Agreement.

Section 7. Counterparts.

The provisions of Section 10.09 of the Existing Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

Section 8. Governing Law; Waiver of Right to Trial by Jury, Etc.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.13 and 10.14 of the Existing Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

Section 9. Headings.

The headings of this Amendment are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning hereof.

Section 10. Effect of Amendment; References to the Amended Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Lender or any L/C Issuer under the Existing Credit Agreement or any agreement or document relating thereto, and except as expressly provided in this Amendment, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any such other agreement or document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. On and after the Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, shall mean and be a reference to the Existing Credit Agreement as amended hereby. Nothing herein shall entitle the Company to a consent to, or a waiver, extension, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any agreement or document relating thereto in any similar or different circumstances.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MSG NATIONAL PROPERTIES, LLC, as the Company

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

MSG ENTERTAINMENT HOLDINGS, LLC, as a Guarantor

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

MSG BEACON, LLC, as a Guarantor

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

MSG CHICAGO, LLC, as a Guarantor

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

[Signature Page to Amendment No. 3 to Credit Agreement (MSGNP)]

RADIO CITY PRODUCTIONS LLC, as a Guarantor

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

THE GRAND TOUR, LLC, as a Guarantor

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

RADIO CITY TRADEMARKS, LLC, as a Guarantor

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Executive Vice President and Treasurer

[Signature Page to Amendment No. 3 to Credit Agreement (MSGNP)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Rohan Bhatia
Name:	Rohan Bhatia
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (MSGNP)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Third Amendment Revolving Credit Lender

By:	/s/ Craig DeSousa
Name:	Craig DeSousa
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (MSGNP)]